NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Global Growth Fund

Supplement dated January 12, 2017
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled "Portfolio Managers" on page 3 of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers	Title	Length of Service
Patrice Collette	Partner – Capital World Investors, a division of Capital Research	Since 2015
Isabelle de Wismes	Partner – Capital World Investors, a division of Capital Research	Since 2012
Paul Flynn	Partner – Capital World Investors, a division of Capital Research	Since 2016
Jonathan Knowles	Partner – Capital World Investors, a division of Capital Research	Since 2013

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE